 Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

In connection with this Report on Form 10-Q for the three months ended June 30, 2018 (the “Report”) of WhiteHorse Finance, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Edward J. Giordano, Interim Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Edward J. Giordano
Edward J. Giordano
Interim Chief Financial Officer
August 9, 2018